Exhibit 99.1

Carriage Services Announces Release of Annual Shareholder Letter

HOUSTON - April 5, 2021 - Mel Payne, Chairman and CEO of Carriage Services, Inc. (NYSE: CSV), issued the following statement, “Today after the market closed, we released my Annual Shareholder Letter, along with filing a related Current Report on Form 8-K with the Securities and Exchange Commission, as my Shareholder Letter contains our Year to Date February 2021 Comparative Performance Highlights (shown below), as well as highly transparent individual performance data on the four large acquisitions we made during the last quarter of 2019/early 2020. The Cover Theme for my 50 page Shareholder Letter is, “A Tale of High Performance Transformation.”

YTD February 2021 Compared to YTD February 2020

•	Record Same Store Funeral Contracts of 7,734, an increase of 29.2%;

•	Record Total Revenue of $65.7 million, an increase of 26.9%;

•	Record Total Field EBITDA of $32.2 million, an increase of 58.9%;

•	Record Total Field EBITDA Margin of 49.0%, an increase of 980 basis points;

•	Record Adjusted Consolidated EBITDA of $25.2 million, an increase of 77.2%;

•	Record Adjusted Consolidated EBITDA Margin of 38.3%, an increase of 1,090 basis points;

•	Record Adjusted Net Income of $11.7 million, an increase of 212.9%;

•	Record Adjusted Diluted Earnings Per Share of $0.64, an increase of 220.0%;

•	Estimated Adjusted Free Cash Flow of $13.8 million, an increase of 91.4%;

•	Estimated Adjusted Free Cash Flow Margin of 21.1%, an increase of 710 basis points;

•	Estimated Total Net Debt outstanding as of March 19, 2021 of $441.8 million; and

•	Estimated Total Net Debt to Rolling Twelve Month Adjusted Consolidated EBITDA of $115.2 million, equal to 3.83 times.

When we report our record first quarter results in late April, we will include an updated and increased “Two Year Scenario” for 2021 and 2022 that reflects continued performance momentum in all areas of our funeral and cemetery portfolios, as well as continued rapid progress in deleveraging our balance sheet. We also expect to be in a position to refinance our $400 million of 6 5/8% senior notes on what we expect will be substantially better terms given the transformation in our credit profile over the last fifteen months,” concluded Mr. Payne.

Carriage Services is a leading provider of funeral and cemetery services and merchandise in the United States. Carriage operates 174 funeral homes in 26 states and 32 cemeteries in 12 states.

For more information, please contact Ben Brink at 713-332-8441 or email InvestorRelations@carriageservices.com.

Source: Carriage Services, Inc.

NON-GAAP FINANCIAL MEASURES

This press release uses Non-GAAP financial measures to present the financial performance of the Company. Our non-GAAP reporting provides a transparent framework of our operating and financial performance that reflects the earning power of the Company as an operating and consolidation platform.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. We believe the Non-GAAP results are useful to investors to compare our results to previous periods, to provide insight into the underlying long-term performance trends in our business and to provide the opportunity to differentiate ourselves as the best consolidation platform in the industry against the performance of other funeral and cemetery companies.

Reconciliations of the Non-GAAP financial measures to GAAP measures are also provided in this press release.

The Non-GAAP financial measures include “Special Items”, “Adjusted Net Income”, “Consolidated EBITDA”, “Adjusted Consolidated EBITDA”, “Adjusted Consolidated EBITDA Margin”, “Adjusted Free Cash Flow”, “Funeral Field, Cemetery Field and Financial EBITDA”, “Total Field EBITDA”, “Total Field EBITDA Margin”, “Other Funeral Revenue”, “Other Funeral EBITDA”, “Divested/Planned Divested Revenue”, “Divested/Planned Divested EBITDA”, “Divested/Planned Divested EBITDA Margin”, “Adjusted Basic Earnings Per Share”, “Adjusted Diluted Earnings Per Share”, “Total Net Debt Outstanding” and “Total Net Debt to EBITDA Multiple” in this press release. These financial measurements are defined as similar GAAP items adjusted for Special Items and are reconciled to GAAP in this press release. In addition, the Company’s presentation of these measures may not be comparable to similarly titled measures in other companies’ reports. The definitions used by the Company for our internal management purposes and in this press release are as follows:

•

Special Items are defined as charges or credits included in our GAAP financial statements that can vary from period to period and are not reflective of costs incurred in the ordinary course of our operations. Special Items are typically taxed at the federal statutory rate of 21.0%, except for the Accretion of Discount on Convertible Subordinated Notes, as this is a non-tax deductible item.

•

Adjusted Net Income is defined as net income after adjustments for Special Items that we believe do not directly reflect our core operations and may not be indicative of our normal business operations.

•	Consolidated EBITDA is defined as net income before income taxes, interest expenses, non-cash stock compensation, depreciation and amortization, and interest income and other, net.

•

Adjusted Consolidated EBITDA is defined as Consolidated EBITDA after adjustments for Special Items that we believe do not directly reflect our core operations and may not be indicative of our normal business operations.

•	Adjusted Consolidated EBITDA Margin is defined as Adjusted Consolidated EBITDA as a percentage of revenue.

•	Adjusted Free Cash Flow is defined as net cash provided by operations, adjusted by Special Items as deemed necessary, less cash for maintenance capital expenditures.

•	Adjusted Free Cash Flow Margin is defined as Adjusted Free Cash Flow as a percentage of revenue.

•

Funeral Field EBITDA is defined as funeral operating income, excluding depreciation and amortization, regional and unallocated costs, gain/loss on divestitures and impairment charges, Financial EBITDA, Other EBITDA and Divested/Planned Divested EBITDA related to the Funeral Home segment.

•

Cemetery Field EBITDA is defined as cemetery operating income, excluding depreciation and amortization, regional and unallocated costs, gain/loss on divestitures and impairment charges, Financial EBITDA and Divested/Planned Divested EBITDA related to the Cemetery segment.

•

Funeral Financial EBITDA is defined as Funeral Financial Revenue (preneed funeral insurance commissions and preneed funeral trust and insurance) less the related expenses. Funeral Financial Revenue and the related expenses are presented within Other Revenue and Other Expenses, respectively, on the Condensed Consolidated Statement of Operations.

•

Cemetery Financial EBITDA is defined as Cemetery Financial Revenue (preneed cemetery trust earnings and preneed cemetery finance charges) less the related expenses. Cemetery Financial Revenue and the related expenses are presented within Other Revenue and Other Expenses, respectively, on the Condensed Consolidated Statement of Operations.

•

Total Field EBITDA is defined as funeral and cemetery operating income, excluding field depreciation and cemetery property amortization, regional and unallocated funeral and cemetery costs and gain/loss on divestitures and impairment charges.

•	Total Field EBITDA Margin is defined as Total Field EBITDA as a percentage of revenue.

•	Other Funeral Revenue is defined as revenues from our ancillary businesses, which include a flower shop, pet cremation business and online cremation business.

•	Other Funeral EBITDA is defined as Other Funeral Revenue, less expenses related to our ancillary businesses noted above.

•	Divested/Planned Divested Revenue is defined as revenues from certain funeral home and cemetery businesses we intend to divest.

•	Divested/Planned Divested EBITDA is defined as Divested Revenue, less field level and financial expenses related to the divested/planned divested businesses noted above.

•	Divested/Planned Divested EBITDA Margin is defined as Divested/Planned Divested EBITDA as a percentage of Divested/Planned Divested Revenue.

•	Adjusted Basic Earnings Per Share is defined as GAAP basic earnings per share, adjusted for Special Items.

•	Adjusted Diluted Earnings Per Share is defined as GAAP diluted earnings per share, adjusted for Special Items.

•

Total Net Debt Outstanding is defined as indebtedness under our bank credit facility, Convertible Subordinated Notes due 2021 and Senior Notes due 2026, acquisition debt and finance leases, less cash on hand.

•	Total Net Debt to EBITDA Multiple is defined as Total Net Debt Outstanding to Adjusted Consolidated EBITDA.

Funeral Field EBITDA and Cemetery Field EBITDA

Our operations are reported in two business segments: Funeral Home Operations and Cemetery Operations. Our Field level results highlight trends in volumes, Revenue, Field EBITDA (the individual business’ cash earning power/locally controllable business profit) and Field EBITDA Margin (the individual business’ controllable profit margin).

Funeral Field EBITDA and Cemetery Field EBITDA are defined above. Funeral and Cemetery Operating Income is defined as Revenue less “Field costs and expenses” - a line item encompassing these areas of costs: i) Funeral and cemetery field costs, ii) Field depreciation and amortization expense, iii) Regional and unallocated funeral and cemetery costs, and iv) Gain/loss on divestitures and impairment charges. Funeral and cemetery field costs include cost of service, funeral and cemetery merchandise costs, operating expenses, labor and other related expenses incurred at the business level.

Regional and unallocated funeral and cemetery costs presented in our GAAP statement consist primarily of salaries and benefits of our Regional leadership, incentive compensation opportunity to our Field employees and other related costs for field infrastructure. These costs, while necessary to operate our businesses as currently operated within our unique, decentralized platform, are not controllable operating expenses at the Field level as the composition, structure and function of these costs are determined by executive leadership in the Houston Support Center. These costs are components of our overall overhead platform presented within Consolidated EBITDA and Adjusted Consolidated EBITDA. We do not openly or indirectly “push down” any of these expenses to the individual business’ field level margins.

We believe that our “Regional and unallocated funeral and cemetery costs” are necessary to support our decentralized, high performance culture operating framework, and as such, are included in Consolidated EBITDA and Adjusted Consolidated EBITDA, which more accurately reflects the cash earning power of the Company as an operating and consolidation platform.

Consolidated EBITDA and Adjusted Consolidated EBITDA

Consolidated EBITDA and Adjusted Consolidated EBITDA are defined above. Our Adjusted Consolidated EBITDA include adjustments for Special Items that we believe do not directly reflect our core operations and may not be indicative of our normal business operations.

How These Measures Are Useful

When used in conjunction with GAAP financial measures, our Total Field EBITDA, Consolidated EBITDA and Adjusted Consolidated EBITDA are supplemental measures of operating performance that we believe are useful measures to facilitate comparisons to our historical consolidated and business level performance and operating results.

We believe our presentation of Adjusted Consolidated EBITDA, a key metric used internally by our management, provides investors with a supplemental view of our operating performance that facilitates analysis and comparisons of our ongoing business operations because it excludes items that may not be indicative of our ongoing operating performance.

Limitations of the Usefulness of These Measures

Our Total Field EBITDA, Consolidated EBITDA and Adjusted Consolidated EBITDA are not necessarily comparable to similarly titled measures used by other companies due to different methods of calculation. Our presentation is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Funeral Field EBITDA, Cemetery Field EBITDA, Funeral Financial EBITDA, Cemetery Financial EBITDA, Other Funeral EBITDA and Divested/Planned Divested EBITDA are not consolidated measures of profitability.

Funeral and Cemetery Field EBITDA excludes certain costs presented in our GAAP statement that we do not allocate to the individual business’ field level margins, as noted above. A reconciliation to Funeral and Cemetery Operating Income, the most directly comparable GAAP measure, is set forth below.

Consolidated EBITDA excludes certain items that we believe do not directly reflect our core operations and may not be indicative of our normal business operations. A reconciliation to Net Income, the most directly comparable GAAP measure, is set forth below.

Therefore, these measures may not provide a complete understanding of our performance and should be reviewed in conjunction with our GAAP financial measures. Carriage Services strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

Reconciliation of Non-GAAP Financial Measures:

This press release includes the use of certain financial measures that are not GAAP measures. The Non-GAAP financial measures are presented for additional information and are reconciled to their most comparable GAAP measures, all of which are reflected in the tables below.

Reconciliation of Net Income to Adjusted Net Income (in thousands):

	For the Two Months Ended February
	2020	2021
Net Income	$3,380	$10,405
Special Items, Net of Tax(1)
Acquisition and Divestiture Expenses	90	—
Severance and Separation Costs	228	726
Performance Awards Cancellation and Exchange	—	56
Accretion of Discount on Convertible Subordinated Notes(1)	43	20
Natural Disaster and Pandemic Costs	—	497

Adjusted Net Income	$3,741	$11,704

(1)	Special Items are typically taxed at the federal statutory rate of 21.0%, except for the Accretion of Discount on Convertible Subordinated Notes, as this is a non-tax deductible item.

Reconciliation of Net Income to Consolidated EBITDA, Adjusted Consolidated EBITDA (in thousands) and Adjusted Consolidated EBITDA Margin:

	For the Two Months Ended February
	2020	2021
Net Income	$3,380	$10,405
Total Expense for Income Taxes	1,449	4,459

Income Before Income Taxes	$4,829	$14,864
Interest Expense	5,616	5,063
Accretion of Discount on Convertible Subordinated Notes	43	20
Non-Cash Stock Compensation	400	583
Depreciation & Amortization	2,905	3,075
Other, Net	(2)	(1)

Consolidated EBITDA	$13,791	$23,604
Adjusted For:
Acquisition and Divestiture Expenses	114	—
Severance and Separation Costs	288	919
Natural Disaster and Pandemic Costs	—	629

Adjusted Consolidated EBITDA	$14,193	$25,152

Revenue	$51,790	$65,707
Adjusted Consolidated EBITDA Margin	27.4%	38.3%

Reconciliation of Funeral and Cemetery Operating Income to Funeral and Cemetery Field EBITDA (in thousands):

	For the Two Months Ended February
	2020	2021
Funeral Operating Income (GAAP)	$12,622	$19,135
Depreciation & Amortization	1,907	1,815
Regional & Unallocated Costs	2,011	2,997
Less:
Funeral Financial EBITDA	(1,367)	(1,511)
Other Funeral EBITDA	(180)	(182)
Funeral Divested/Planned Divested EBITDA	(457)	(196)

Funeral Field EBITDA	$14,536	$22,058

	For the Two Months Ended February
	2020	2021
Cemetery Operating Income (GAAP)	$2,523	$6,349
Depreciation & Amortization	757	1,067
Regional & Unallocated Costs	462	857
Less:
Cemetery Financial EBITDA	(1,239)	(1,882)
Cemetery Divested/Planned Divested EBITDA	(1)	(15)

Cemetery Field EBITDA	$2,502	$6,376

Components of Total Field EBITDA (in thousands):

	For the Two Months Ended February
	2020	2021
Funeral Field EBITDA	$14,536	$22,058
Cemetery Field EBITDA	2,502	6,376
Funeral Financial EBITDA	1,367	1,511
Cemetery Financial EBITDA	1,239	1,882
Other Funeral EBITDA	180	182
Divested/Planned Divested EBITDA	458	211

Total Field EBITDA	$20,282	$32,220

Reconciliation of GAAP Basic Earnings Per Share to Adjusted Basic Earnings Per Share:

	For the Two Months Ended February
	2020	2021
GAAP Basic Earnings Per Share	$0.18	$0.58
Special Items	0.02	0.07

Adjusted Basic Earnings Per Share	$0.20	$0.65

Reconciliation of GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share:

	For the Two Months Ended February
	2020	2021
GAAP Diluted Earnings Per Share	$0.18	$0.57
Special Items	0.02	0.07

Adjusted Diluted Earnings Per Share	$0.20	$0.64

Reconciliation of Cash Flow Provided by Operations to Adjusted Free Cash Flow (in thousands) and Adjusted Free Cash Flow Margin:

	For the Two Months Ended February
	2020	2021
Cash Flow Provided by Operations	$7,859	$13,761
Cash Used for Maintenance Capital Expenditures	(1,031)	(1,471)

Free Cash Flow	$6,828	$12,290
Plus: Incremental Special Items:
Acquisition and Divestiture Costs	114	—
Severance and Separation Costs	288	919
Natural Disaster and Pandemic Costs	—	629

Adjusted Free Cash Flow	$7,230	$13,838

Revenue	$51,790	$65,707
Adjusted Free Cash Flow Margin	14.0%	21.1%

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

Certain statements made herein or elsewhere by, or on behalf of, the Company that are not historical facts are intended to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition to historical information, this Press Release contains certain statements and information that may constitute forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical information, should be deemed to be forward-looking statements. These statements include, but are not limited to, statements regarding any projections of earnings, revenue, asset sales, cash flow, capital allocation, debt levels, interest costs or other financial items; any statements of the plans, strategies and objectives of management for future operations or financing activities; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing and are based on our current expectations and beliefs concerning future developments and their potential effect on us. The words “may”, “will”, “estimate”, “intend”, “believe”, “expect”, “seek”, “project”, “forecast”, “foresee”, “should”, “would”, “could”, “plan”, “anticipate” and other similar words or expressions are intended to identify forward-looking statements, which are generally not historical in nature. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenue and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Factors that could cause actual results to differ materially from those made or suggested by the forward-looking statements contained herein include those identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and other public filings and press releases, available at www.carriageservices.com. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.